Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, Chairman of the Board, President and Chief Executive Officer, a Principal Executive Officer and a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DONNA S. DOYLE and STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ PAUL J. GANCI               L.S.

STATE OF NEW YORK    )
                            : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came PAUL J. GANCI to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. MACK III, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ JOHN E. MACK III             L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came JOHN E. MACK III to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                          /s/ DONNA M. GIAMETTA
                                               Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD P.
SWYER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM
P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said
Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ EDWARD P. SWYER       L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came EDWARD P. SWYER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                          /s/ DONNA M. GIAMETTA
                                               Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, JACK EFFRON, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ JACK EFFRON               L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came JACK EFFRON to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.





                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K.
FRIDRICH, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V.
LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ HEINZ K. FRIDRICH           L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came HEINZ K. FRIDRICH to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                         /s/ DONNA M. GIAMETTA
                                               Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X.
GALLAGHER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V.
LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ EDWARD F. X. GALLAGHER    L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came EDWARD F. X. GALLAGHER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES LAFORGE, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ CHARLES LAFORGE      L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came CHARLES LAFORGE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, FRANCES D.
FERGUSSON, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V.
LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ FRANCIS D. FERGUSSON  L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came FRANCES D. FERGUSSON to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.




                                          /s/ DONNA M. GIAMETTA
                                               Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, STANLEY J.
GRUBEL, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM
P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said
Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ STANLEY J. GRUBEL    L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came STANLEY J. GRUBEL to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.





                                          /s/ DONNA M. GIAMETTA
                                               Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Vice President - Accounting and Controller, Officer of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI and STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ DONNA S. DOYLE              L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came DONNA S. DOYLE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.





                                          /s/ DONNA M. GIAMETTA
                                               Notary Public

                                                                 Exhibit 24


                               POWER OF ATTORNEY




      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chief Financial Officer and Treasurer, of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1999, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 4th day of February, 2000.



                                          /s/ STEVEN V. LANT              L.S.



STATE OF NEW YORK    )
                                     : ss.:
COUNTY OF DUTCHESS )

      On this 4th day of February, 2000, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                          /s/ DONNA M. GIAMETTA
                                                Notary Public

                                                                      EXHIBIT 24

      I, Gladys L. Cooper, Corporate Secretary of CH Energy Group, Inc., hereby certify that at the meeting of the Board of Directors of CH Energy Group, Inc., a corporation organized under the laws of the State of New York, duly called and held at the office of said Corporation, 284 South Avenue, in the City of Poughkeepsie, State of New York, on February 4, 2000, at which a quorum was present and voting throughout, the following resolution was unanimously and duly adopted and is now in full force and effect:

                  RESOLVED,  that  the  Annual  Report  to  the  Securities  and
            Exchange Commission, on Form 10-K, for the year ended December 31, 1999, in the form presented to this meeting, be and the same hereby is in all respects approved; and that the Chairman of the Board, President and Chief Executive Officer and the officers of this Corporation be and they hereby are authorized in the name and on behalf of this Board of Directors and this Corporation to execute said Form 10-K Report, in the form presented to this meeting, and that the officers and Directors of this Corporation be and they hereby are requested and authorized to join in the execution of said Form 10-K Report, and that the Chairman of the Board, President and Chief Financial Officer and the officers of this Corporation be and they hereby are authorized and directed to file or cause to be filed as required or permitted by law said Form 10-K, together with appropriate Exhibits, as required in connection therewith, subject to such changes therein as the Chairman of the Board, President and Chief Executive Officer and the officers of this Corporation, advised by counsel, may deem necessary or appropriate to comply with the requirements of the Securities and Exchange Commission; and to do and cause to be done any and all things necessary or appropriate to effect the filing of said Form 10-K and any amendments thereto.

      IN WITNESS WHEREOF, I have hereunto set my hand as Corporate Secretary of Central Hudson Gas & Electric Corporation and affixed it corporate seal this 4th day of February, 2000.


                                                      /s/   Gladys L. Cooper
                                                   ----------------------------
                                                            Gladys L. Cooper
                                                            Corporate Secretary